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(KPMG Peat Marwick LLP Letterhead)



                          INDEPENDENT AUDITORS' CONSENT



We consent to the use of our reports included herein and to the reference to our Firm under the heading "AUDITORS" in Part B of the Registration Statement.




                                             KPMG Peat Marwick LLP


Minneapolis, Minnesota
April 10, 1998